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CONFIDENTIAL CONFIDENTIAL Healthcare Conference Presentation May 2021 1CONFIDENTIAL CONFIDENTIAL Healthcare Conference Presentation May 2021 1

CONFIDENTIAL Disclaimer This presentation (together with oral statements made in connection herewith, this “Presentation”) is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between Wilco Holdco, Inc. (“Wilco”) and Fortress Value Acquisition Corp. II (“FVAC”) and related transactions and for no other purpose. By accepting this Presentation, you acknowledge and agree that all of the information contained herein or disclosed orally during this Presentation is confidential, that you will not distribute, disclose and use such information for any purpose other than for the purpose of your firm’s participation in the evaluation of the proposed business combination, that you will not distribute, disclose or use such information in any way detrimental to Wilco or FVAC, and that you will return to Wilco and FVAC, delete or destroy this Presentation upon request. No representations or warranties, express or implied are given in, or in respect of, this Presentation. You are also being advised that the United States securities laws restrict persons with material non-public information about a company obtained directly or indirectly from that company from purchasing or selling securities of such company, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities on the basis of such information. To the fullest extent permitted by law, in no circumstances will FVAC, Wilco or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Wilco or the proposed business combination. Viewers of this Presentation should each make their own evaluation of Wilco and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Nothing herein should be construed as legal, financial, tax or other advice. You should consult your own advisers concerning any legal, financial, tax or other considerations concerning the information described herein. The general explanations included in this Presentation cannot address, and are not intended to address, any specific investment objectives, financial situations or financial needs. The proposed business combination will be submitted to the stockholders of FVAC for their consideration and approval at a special meeting of stockholders. FVAC filed a definitive proxy statement (the “Proxy Statement”) with the SEC on May 14, 2021 in connection with FVAC’s solicitation for proxies for the vote by FVAC’s stockholders in connection with the proposed business combination and other matters as described in the Proxy Statement. FVAC’s stockholders and other interested parties are advised to read the Proxy Statement and any amendments thereto and, any other documents filed in connection with FVAC’s solicitation of proxies for its special meeting of stockholders to be held to approve the proposed business combination and other matters, as these documents will contain important information about FVAC, Wilco and the proposed business combination. Stockholders may also obtain a copy of the Proxy Statement, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by FVAC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to 1345 Avenue of the Americas, 46th Floor, New York, New York 10105, Attention: Alexander Gillette (agillette@fortress.com). This Presentation does not constitute a solicitation of a proxy. FVAC, Wilco and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from FVAC’s stockholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of FVAC’s stockholders in connection with the proposed business combination will be set forth in FVAC’s Proxy Statement. You can find more information about FVAC’s directors and executive officers in FVAC’s final prospectus dated August 11, 2020 and filed with the SEC on August 13, 2020. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is included in FVAC’s Proxy Statement. Stockholders, potential investors and other interested persons should read the Proxy Statement carefully before making any voting or investment decisions. When available, these documents can be obtained free of charge from the sources indicated above. FORWARD-LOOKING STATEMENTS All statements other than statements of historical facts contained in this Presentation are forward-looking statements. Forward-looking statements may generally be identified by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or other similar expressions (or the negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics (including pro forma net debt to Adjusted EBITDA ratio), projections of market opportunity and market share, the satisfaction of closing conditions to the potential transaction and the PIPE, the level of redemptions by FVAC’s public stockholders and the timing of the completion of the potential transaction, including the anticipated closing date of the proposed business combination and the use of the cash proceeds therefrom. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of Wilco’s and FVAC’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of Wilco and FVAC. These forward-looking statements are subject to a number of risks and uncertainties, including (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of FVAC is not obtained; (iii) the ability to maintain the listing of the combined company’s securities on NYSE; (iv) the inability to complete the PIPE; (v) the risk that the proposed business combination disrupts current plans and operations of FVAC or Wilco as a result of the announcement and consummation of the transaction described herein; (vi) the risk that any of the conditions to closing are not satisfied in the anticipated manner or on the anticipated timeline; (vii) the failure to realize the anticipated benefits of the proposed business combination; (viii) risks relating to the uncertainty of the projected financial information with respect to Wilco and costs related to the proposed business combination; (ix) risks related to the rollout of Wilco’s business strategy and the timing of expected business milestones; (x) the effects of competition on Wilco’s future business and the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (xi) risks related to political and macroeconomic uncertainty; (xii) the outcome of any legal proceedings that may be instituted against FVAC, Wilco or any of their respective directors or officers, following the announcement of the potential transaction; (xiii) the amount of redemption requests made by FVAC’s public stockholders; (xiv) the ability of FVAC or the combined company to issue equity or equity-linked securities or obtain debt financing in connection with the proposed business combination or in the future; (xv) the impact of the global COVID-19 pandemic on any of the foregoing risks; and (xvi) those factors discussed in FVAC’s Proxy Statement related to the proposed business combination filed with the SEC on May 14, 2021 under the heading “Risk Factors”, and other documents of FVAC filed, or to be filed, with the SEC. If any of these risks materialize or FVAC’s or Wilco’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither FVAC nor Wilco presently know or that FVAC and Wilco currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect FVAC’s and Wilco’s expectations, plans or forecasts of future events and views as of the date of this Presentation. FVAC and Wilco anticipate that subsequent events and developments will cause FVAC’s and Wilco’s assessments with respect to these forward-looking statements to change. However, while FVAC and Wilco may elect to update these forward-looking statements at some point in the future, FVAC and Wilco specifically disclaim any obligation to do so, unless required by applicable law. These forward-looking statements should not be relied upon as representing FVAC’s and Wilco’s assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. © 2021 ATI Holdings, LLC 2CONFIDENTIAL Disclaimer This presentation (together with oral statements made in connection herewith, this “Presentation”) is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between Wilco Holdco, Inc. (“Wilco”) and Fortress Value Acquisition Corp. II (“FVAC”) and related transactions and for no other purpose. By accepting this Presentation, you acknowledge and agree that all of the information contained herein or disclosed orally during this Presentation is confidential, that you will not distribute, disclose and use such information for any purpose other than for the purpose of your firm’s participation in the evaluation of the proposed business combination, that you will not distribute, disclose or use such information in any way detrimental to Wilco or FVAC, and that you will return to Wilco and FVAC, delete or destroy this Presentation upon request. No representations or warranties, express or implied are given in, or in respect of, this Presentation. You are also being advised that the United States securities laws restrict persons with material non-public information about a company obtained directly or indirectly from that company from purchasing or selling securities of such company, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities on the basis of such information. To the fullest extent permitted by law, in no circumstances will FVAC, Wilco or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Wilco or the proposed business combination. Viewers of this Presentation should each make their own evaluation of Wilco and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Nothing herein should be construed as legal, financial, tax or other advice. You should consult your own advisers concerning any legal, financial, tax or other considerations concerning the information described herein. The general explanations included in this Presentation cannot address, and are not intended to address, any specific investment objectives, financial situations or financial needs. The proposed business combination will be submitted to the stockholders of FVAC for their consideration and approval at a special meeting of stockholders. FVAC filed a definitive proxy statement (the “Proxy Statement”) with the SEC on May 14, 2021 in connection with FVAC’s solicitation for proxies for the vote by FVAC’s stockholders in connection with the proposed business combination and other matters as described in the Proxy Statement. FVAC’s stockholders and other interested parties are advised to read the Proxy Statement and any amendments thereto and, any other documents filed in connection with FVAC’s solicitation of proxies for its special meeting of stockholders to be held to approve the proposed business combination and other matters, as these documents will contain important information about FVAC, Wilco and the proposed business combination. Stockholders may also obtain a copy of the Proxy Statement, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by FVAC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to 1345 Avenue of the Americas, 46th Floor, New York, New York 10105, Attention: Alexander Gillette (agillette@fortress.com). This Presentation does not constitute a solicitation of a proxy. FVAC, Wilco and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from FVAC’s stockholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of FVAC’s stockholders in connection with the proposed business combination will be set forth in FVAC’s Proxy Statement. You can find more information about FVAC’s directors and executive officers in FVAC’s final prospectus dated August 11, 2020 and filed with the SEC on August 13, 2020. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is included in FVAC’s Proxy Statement. Stockholders, potential investors and other interested persons should read the Proxy Statement carefully before making any voting or investment decisions. When available, these documents can be obtained free of charge from the sources indicated above. FORWARD-LOOKING STATEMENTS All statements other than statements of historical facts contained in this Presentation are forward-looking statements. Forward-looking statements may generally be identified by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or other similar expressions (or the negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics (including pro forma net debt to Adjusted EBITDA ratio), projections of market opportunity and market share, the satisfaction of closing conditions to the potential transaction and the PIPE, the level of redemptions by FVAC’s public stockholders and the timing of the completion of the potential transaction, including the anticipated closing date of the proposed business combination and the use of the cash proceeds therefrom. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of Wilco’s and FVAC’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of Wilco and FVAC. These forward-looking statements are subject to a number of risks and uncertainties, including (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of FVAC is not obtained; (iii) the ability to maintain the listing of the combined company’s securities on NYSE; (iv) the inability to complete the PIPE; (v) the risk that the proposed business combination disrupts current plans and operations of FVAC or Wilco as a result of the announcement and consummation of the transaction described herein; (vi) the risk that any of the conditions to closing are not satisfied in the anticipated manner or on the anticipated timeline; (vii) the failure to realize the anticipated benefits of the proposed business combination; (viii) risks relating to the uncertainty of the projected financial information with respect to Wilco and costs related to the proposed business combination; (ix) risks related to the rollout of Wilco’s business strategy and the timing of expected business milestones; (x) the effects of competition on Wilco’s future business and the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (xi) risks related to political and macroeconomic uncertainty; (xii) the outcome of any legal proceedings that may be instituted against FVAC, Wilco or any of their respective directors or officers, following the announcement of the potential transaction; (xiii) the amount of redemption requests made by FVAC’s public stockholders; (xiv) the ability of FVAC or the combined company to issue equity or equity-linked securities or obtain debt financing in connection with the proposed business combination or in the future; (xv) the impact of the global COVID-19 pandemic on any of the foregoing risks; and (xvi) those factors discussed in FVAC’s Proxy Statement related to the proposed business combination filed with the SEC on May 14, 2021 under the heading “Risk Factors”, and other documents of FVAC filed, or to be filed, with the SEC. If any of these risks materialize or FVAC’s or Wilco’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither FVAC nor Wilco presently know or that FVAC and Wilco currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect FVAC’s and Wilco’s expectations, plans or forecasts of future events and views as of the date of this Presentation. FVAC and Wilco anticipate that subsequent events and developments will cause FVAC’s and Wilco’s assessments with respect to these forward-looking statements to change. However, while FVAC and Wilco may elect to update these forward-looking statements at some point in the future, FVAC and Wilco specifically disclaim any obligation to do so, unless required by applicable law. These forward-looking statements should not be relied upon as representing FVAC’s and Wilco’s assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. © 2021 ATI Holdings, LLC 2

CONFIDENTIAL Disclaimer (cont.) INDUSTRY AND MARKET DATA Although all information and opinions expressed in this Presentation, including market data and other statistical information, were obtained from sources believed to be reliable and are included in good faith, Wilco and FVAC have not independently verified the information and make no representation or warranty, express or implied, as to its accuracy or completeness. Some data is also based on the good faith estimates of Wilco and FVAC, which are derived from their respective reviews of internal sources as well as the independent sources described above. This Presentation contains preliminary information only, is subject to change at any time and, is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your engagement with Wilco and FVAC. USE OF PROJECTIONS This Presentation contains projected financial information with respect to Wilco, including, but not limited to, estimated results for fiscal year 2020. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See “Forward-Looking Statements” paragraph above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved. Neither FVAC’s nor Wilco’s independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. FINANCIAL INFORMATION; NON-GAAP FINANCIAL MEASURES The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X promulgated under the Securities Act. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement/prospectus or registration statement to be filed by FVAC with the SEC. Some of the financial information and data contained in this Presentation, such as EBITDA, Adjusted EBITDA, and Clinic Contribution, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). FVAC and Wilco believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Wilco’s financial condition and results of operations. Wilco’s management uses these non-GAAP measures for trend analyses, for purposes of determining management incentive compensation and for budgeting and planning purposes. FVAC and Wilco believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Wilco’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Wilco’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results and reconciliations to the most directly comparable GAAP measure are provided in the Appendix to this Presentation. TRADEMARKS AND TRADE NAMES Wilco and FVAC own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with Wilco or FVAC, or an endorsement or sponsorship by or of Wilco or FVAC. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear with the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Wilco or FVAC will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. © 2021 ATI Holdings, LLC 3CONFIDENTIAL Disclaimer (cont.) INDUSTRY AND MARKET DATA Although all information and opinions expressed in this Presentation, including market data and other statistical information, were obtained from sources believed to be reliable and are included in good faith, Wilco and FVAC have not independently verified the information and make no representation or warranty, express or implied, as to its accuracy or completeness. Some data is also based on the good faith estimates of Wilco and FVAC, which are derived from their respective reviews of internal sources as well as the independent sources described above. This Presentation contains preliminary information only, is subject to change at any time and, is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your engagement with Wilco and FVAC. USE OF PROJECTIONS This Presentation contains projected financial information with respect to Wilco, including, but not limited to, estimated results for fiscal year 2020. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See “Forward-Looking Statements” paragraph above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved. Neither FVAC’s nor Wilco’s independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. FINANCIAL INFORMATION; NON-GAAP FINANCIAL MEASURES The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X promulgated under the Securities Act. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement/prospectus or registration statement to be filed by FVAC with the SEC. Some of the financial information and data contained in this Presentation, such as EBITDA, Adjusted EBITDA, and Clinic Contribution, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). FVAC and Wilco believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Wilco’s financial condition and results of operations. Wilco’s management uses these non-GAAP measures for trend analyses, for purposes of determining management incentive compensation and for budgeting and planning purposes. FVAC and Wilco believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Wilco’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Wilco’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results and reconciliations to the most directly comparable GAAP measure are provided in the Appendix to this Presentation. TRADEMARKS AND TRADE NAMES Wilco and FVAC own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with Wilco or FVAC, or an endorsement or sponsorship by or of Wilco or FVAC. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear with the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Wilco or FVAC will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. © 2021 ATI Holdings, LLC 3

CONFIDENTIAL Introductions LABEED DIAB JOSEPH JORDAN Chief Executive Officer Chief Financial Officer Past Experience Past Experience © 2021 ATI Holdings, LLC 4 4CONFIDENTIAL Introductions LABEED DIAB JOSEPH JORDAN Chief Executive Officer Chief Financial Officer Past Experience Past Experience © 2021 ATI Holdings, LLC 4 4

CONFIDENTIAL ATI at a Glance (4) Company Highlights Diversified Payor Mix Other — Largest Single-Branded Physical Therapy (“PT”) Provider with (1) 7% 882 owned clinics across 24 states Workers' Compensation — Highly focused on delivering the best treatment and 18% (2) experience for patients – Net Patient Score (“NPS”) of 77 — Purpose-built, proprietary electronic medical records (“EMR”) Commercial with database of more than 2.5 million unique patient cases 53% — Exceptional clinical outcomes that are superior in the industry Government 22% — Fully prepared for the journey towards value-based care — Dedicated clinical staff that is highly engaged – Great Place to Diversified Geographic Presence Work Certified 50 16 36 34 $903mm 4.8% 81 46 3 2022E Revenue ’19-’22E Revenue CAGR 11 19 4 33 176 78 65 1 3 13 44 57 5 42 2 2 12.3% 61 $175mm (3) ’19-’22E Adj. EBITDA (3) 2022E Adj. EBITDA CAGR ___________________________ 1. Based on clinic count as of 3/31/21. 2. Based on averages of trailing four quarters as of 3/31/21. 3. Adjusted EBITDA is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock-based compensation expense, de-novo losses and other non-operating adjustments. See reconciliation in Appendix. 4. Based on 2020A net patient revenue; Other is primarily comprised of net patient revenue related to auto personal injury. © 2021 ATI Holdings, LLC 5 5CONFIDENTIAL ATI at a Glance (4) Company Highlights Diversified Payor Mix Other — Largest Single-Branded Physical Therapy (“PT”) Provider with (1) 7% 882 owned clinics across 24 states Workers' Compensation — Highly focused on delivering the best treatment and 18% (2) experience for patients – Net Patient Score (“NPS”) of 77 — Purpose-built, proprietary electronic medical records (“EMR”) Commercial with database of more than 2.5 million unique patient cases 53% — Exceptional clinical outcomes that are superior in the industry Government 22% — Fully prepared for the journey towards value-based care — Dedicated clinical staff that is highly engaged – Great Place to Diversified Geographic Presence Work Certified 50 16 36 34 $903mm 4.8% 81 46 3 2022E Revenue ’19-’22E Revenue CAGR 11 19 4 33 176 78 65 1 3 13 44 57 5 42 2 2 12.3% 61 $175mm (3) ’19-’22E Adj. EBITDA (3) 2022E Adj. EBITDA CAGR ___________________________ 1. Based on clinic count as of 3/31/21. 2. Based on averages of trailing four quarters as of 3/31/21. 3. Adjusted EBITDA is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock-based compensation expense, de-novo losses and other non-operating adjustments. See reconciliation in Appendix. 4. Based on 2020A net patient revenue; Other is primarily comprised of net patient revenue related to auto personal injury. © 2021 ATI Holdings, LLC 5 5

CONFIDENTIAL Investment Highlights 1 Large, Growing Industry on the “Right Side” of Healthcare 2 Industry-Leading Platform Driving High-Quality Outcomes 3 Strong Historical Growth and Momentum 4 Unified Brand with Local-Market Strategy Delivering Same-Clinic Growth 5 “Gold Standard” De Novo Clinic Program with Massive Whitespace Strong M&A Platform in a Highly Fragmented Industry 6 7 Significant Opportunities to Accelerate Growth 8 Experienced, Public-Ready Management Team © 2021 ATI Holdings, LLC 6 6CONFIDENTIAL Investment Highlights 1 Large, Growing Industry on the “Right Side” of Healthcare 2 Industry-Leading Platform Driving High-Quality Outcomes 3 Strong Historical Growth and Momentum 4 Unified Brand with Local-Market Strategy Delivering Same-Clinic Growth 5 “Gold Standard” De Novo Clinic Program with Massive Whitespace Strong M&A Platform in a Highly Fragmented Industry 6 7 Significant Opportunities to Accelerate Growth 8 Experienced, Public-Ready Management Team © 2021 ATI Holdings, LLC 6 6

CONFIDENTIAL Market Opportunity to Drive Healthcare Cost Savings Physical therapy and related services is a $40bn industry in the PT PT Can Can Reduce Costs and Reduce Costs and U.S. and a key component of total musculoskeletal (“MSK”) Improves Outcomes Improves Outcomes treatment spend U.S. Healthcare Patients who Spend $3.6tn $2,736 participate in PT Savings Per reduce their cost on Patient (1) average by $2,736 Musculoskeletal Treatment $300-$400bn ATI Opportunity st When PT is used as a 1 Line for Lower ü Significant opportunity as (2) Back Pain, research finds… the industry continues to shift towards outpatient ü PT as front-line, cost (15%) Probability of ER Visit effective care will be Total Physical increasingly important Therapy and Related Services Industry ü Participation in risk- Utilization of Advanced ~$40bn (28%) Imaging Services sharing arrangements unlocks cost savings delivered through PT Outpatient PT Probability of having an ~$22bn (89%) opioid prescription Core Addressable Market ___________________________ Sources: Third-party market study as of 12/11/2020. 1. Fritz, J. M., J. D. Childs, R. S. Wainner and T. W. Flynn (2012). Primary care referral of patients with low back pain to physical therapy: impact on future health care utilization and costs. Spine (Phila Pa 1976) 37(25): 2114-2121. 2. Frogner et al., “Physical Therapy as the First Point of Care to Treat Low Back Pain: An Instrumental Variables Approach to Estimate Impact on Opioid Prescription, Health Care Utilization and Costs,” (2018). © 2021 ATI Holdings, LLC 7 7CONFIDENTIAL Market Opportunity to Drive Healthcare Cost Savings Physical therapy and related services is a $40bn industry in the PT PT Can Can Reduce Costs and Reduce Costs and U.S. and a key component of total musculoskeletal (“MSK”) Improves Outcomes Improves Outcomes treatment spend U.S. Healthcare Patients who Spend $3.6tn $2,736 participate in PT Savings Per reduce their cost on Patient (1) average by $2,736 Musculoskeletal Treatment $300-$400bn ATI Opportunity st When PT is used as a 1 Line for Lower ü Significant opportunity as (2) Back Pain, research finds… the industry continues to shift towards outpatient ü PT as front-line, cost (15%) Probability of ER Visit effective care will be Total Physical increasingly important Therapy and Related Services Industry ü Participation in risk- Utilization of Advanced ~$40bn (28%) Imaging Services sharing arrangements unlocks cost savings delivered through PT Outpatient PT Probability of having an ~$22bn (89%) opioid prescription Core Addressable Market ___________________________ Sources: Third-party market study as of 12/11/2020. 1. Fritz, J. M., J. D. Childs, R. S. Wainner and T. W. Flynn (2012). Primary care referral of patients with low back pain to physical therapy: impact on future health care utilization and costs. Spine (Phila Pa 1976) 37(25): 2114-2121. 2. Frogner et al., “Physical Therapy as the First Point of Care to Treat Low Back Pain: An Instrumental Variables Approach to Estimate Impact on Opioid Prescription, Health Care Utilization and Costs,” (2018). © 2021 ATI Holdings, LLC 7 7

CONFIDENTIAL We are Leading the Evolution of the Industry Physical Healthcare 2.0 Physical Therapy 1.0 Consumer-driven Healthcare Referring physician Patients directing more $$; (1) centered communications consumer experience and Average 4.8 Stars 96% Positive convenience key to success Integrated Care Delivery ê Team Based Care Siloed care Provider alliances across ê Deep Operating Team Focused by medical specialty care continuum and integrated within on Performance patient care episode Up-front, Conservative Care ê Clinical Guidelines Supported By Rehab offering Prevention of downstream at the end of episode Real World Evidence costs to the system Fee for Outcomes ê Outcome Database with 2.5+ Fee for service Payment structure incentivized Million Cases with unpredictable outcomes for better outcomes and lower ê Superior Outcomes variability ___________________________ 1. As of 12/31/20. © 2021 ATI Holdings, LLC 8 8CONFIDENTIAL We are Leading the Evolution of the Industry Physical Healthcare 2.0 Physical Therapy 1.0 Consumer-driven Healthcare Referring physician Patients directing more $$; (1) centered communications consumer experience and Average 4.8 Stars 96% Positive convenience key to success Integrated Care Delivery ê Team Based Care Siloed care Provider alliances across ê Deep Operating Team Focused by medical specialty care continuum and integrated within on Performance patient care episode Up-front, Conservative Care ê Clinical Guidelines Supported By Rehab offering Prevention of downstream at the end of episode Real World Evidence costs to the system Fee for Outcomes ê Outcome Database with 2.5+ Fee for service Payment structure incentivized Million Cases with unpredictable outcomes for better outcomes and lower ê Superior Outcomes variability ___________________________ 1. As of 12/31/20. © 2021 ATI Holdings, LLC 8 8

CONFIDENTIAL Data-Driven Platforms Delivering Superior Outcomes (1) Superior Clinical Outcomes Proprietary EMR — In-house, proprietary EMR built 20% Industry ATI specifically for physical therapy that is unique in the industry — Embedded quality and compliance requirements allow clinicians to focus 15% on treating patients Clinician Scorecard 10% — Measures and visualizes clinical effectiveness connecting best practice patterns to patient outcomes — Patient-centered data drives continuous quality 5% improvement strategy and enables predictable outcomes 0% Back Shoulder Knee Clinic Performance — Variety of custom tools and analytics Analytics to evaluate clinic performance in real- Significant Value Proposition To All time Stakeholders — Tracks and reports KPIs at the clinician-level, including productivity, quality, and outcomes — Enables clinic leaders to drive continuous improvement Payors Patients Providers ___________________________ 1. Industry benchmarks based on Center for Effective Research in Orthopaedics’ report on Evaluation of Legacy Patient Reported Outcome Measures as Performance Measures in Rehabilitation (2019). 9 % Improvement CONFIDENTIAL Data-Driven Platforms Delivering Superior Outcomes (1) Superior Clinical Outcomes Proprietary EMR — In-house, proprietary EMR built 20% Industry ATI specifically for physical therapy that is unique in the industry — Embedded quality and compliance requirements allow clinicians to focus 15% on treating patients Clinician Scorecard 10% — Measures and visualizes clinical effectiveness connecting best practice patterns to patient outcomes — Patient-centered data drives continuous quality 5% improvement strategy and enables predictable outcomes 0% Back Shoulder Knee Clinic Performance — Variety of custom tools and analytics Analytics to evaluate clinic performance in real- Significant Value Proposition To All time Stakeholders — Tracks and reports KPIs at the clinician-level, including productivity, quality, and outcomes — Enables clinic leaders to drive continuous improvement Payors Patients Providers ___________________________ 1. Industry benchmarks based on Center for Effective Research in Orthopaedics’ report on Evaluation of Legacy Patient Reported Outcome Measures as Performance Measures in Rehabilitation (2019). 9 % Improvement

CONFIDENTIAL Leveraging Value Proposition to Drive Results with Payors Leadership with Deep Payor Experience Momentum in the Shift to Value — New team focused ATI Since 2019 on segmenting and ü Moved in-network prioritizing payors based on profitability ü Improved rates National JOE ZAVALISHIN Payor — Build relationships to Chief Development ü Value-based arrangements Officer help address needs across Commercial, of payors Medicare and Medicaid ATI Since 2020 — Successfully preserved or improved rates to top payorsü Leveraging data to establish AMBER COMPTON value-based model VP, Payor Relations Multi-State Health Plan ü Value-aligned agreement under negotiations Clear Payor Value Proposition (1) ê High customer satisfaction with NPS score of 77 ê Large and growing proprietary database with 2.5+ million unique patient cases demonstrating superior outcomes compared to industry average ü Collaborating on outcomes Single-State study ê Consistency in care – clinician treat to protocols and guidelines Health Plan ü Preserved rates ê Ability to share data on the cost advantages of moving PT upstream ê Capabilities and infrastructure to take on MSK risk ___________________________ 1. Based on averages of trailing four quarters as of 3/31/21. © 2021 ATI Holdings, LLC 10 10CONFIDENTIAL Leveraging Value Proposition to Drive Results with Payors Leadership with Deep Payor Experience Momentum in the Shift to Value — New team focused ATI Since 2019 on segmenting and ü Moved in-network prioritizing payors based on profitability ü Improved rates National JOE ZAVALISHIN Payor — Build relationships to Chief Development ü Value-based arrangements Officer help address needs across Commercial, of payors Medicare and Medicaid ATI Since 2020 — Successfully preserved or improved rates to top payorsü Leveraging data to establish AMBER COMPTON value-based model VP, Payor Relations Multi-State Health Plan ü Value-aligned agreement under negotiations Clear Payor Value Proposition (1) ê High customer satisfaction with NPS score of 77 ê Large and growing proprietary database with 2.5+ million unique patient cases demonstrating superior outcomes compared to industry average ü Collaborating on outcomes Single-State study ê Consistency in care – clinician treat to protocols and guidelines Health Plan ü Preserved rates ê Ability to share data on the cost advantages of moving PT upstream ê Capabilities and infrastructure to take on MSK risk ___________________________ 1. Based on averages of trailing four quarters as of 3/31/21. © 2021 ATI Holdings, LLC 10 10

CONFIDENTIAL Our Team is Deep, Experienced and Public-Ready ATI Since 2019 ATI Since 2018 ATI Since 2006 JOSEPH JORDAN RAY WAHL LABEED DIAB Chief Financial Officer Chief Operating Officer Chief Executive Officer ATI Since 2014 ATI Since 2019 ATI Since 2019 NATE BARD CEDRIC COCO JOE ZAVALISHIN Chief Growth Officer Chief Human Chief Development Resources Officer Officer ATI Since 2018 ATI Since 2021 ATI Since 2018 GUS OAKES RYAN WILSON DIANA CHAFEY Chief Information Chief Commercial Chief Legal Officer Officer Officer © 2021 ATI Holdings, LLC 11 11CONFIDENTIAL Our Team is Deep, Experienced and Public-Ready ATI Since 2019 ATI Since 2018 ATI Since 2006 JOSEPH JORDAN RAY WAHL LABEED DIAB Chief Financial Officer Chief Operating Officer Chief Executive Officer ATI Since 2014 ATI Since 2019 ATI Since 2019 NATE BARD CEDRIC COCO JOE ZAVALISHIN Chief Growth Officer Chief Human Chief Development Resources Officer Officer ATI Since 2018 ATI Since 2021 ATI Since 2018 GUS OAKES RYAN WILSON DIANA CHAFEY Chief Information Chief Commercial Chief Legal Officer Officer Officer © 2021 ATI Holdings, LLC 11 11

CONFIDENTIAL “Three Pillars” Strategy Driving Robust Growth Well positioned to deliver organic growth of 10%+ with additional upside from M&A 3 2 Expand Through Execute on “Gold Accretive M&A Standard” De Novo Clinics 1 Acquirer of choice in a highly fragmented industry Sophisticated site selection Optimize Channels to Drive analytics, demonstrated success, Same Clinic Growth and acqui-novo strategy enable the establishment of even more Strong industry tailwinds captured clinics than before through brand recognition, scale and new channels (1) (1) 3-4% Same Clinic Growth 7%+ De Novo Clinic Growth Upside from M&A ___________________________ 1. Projected revenue CAGR from 2022E to 2025E. © 2021 ATI Holdings, LLC 12 12CONFIDENTIAL “Three Pillars” Strategy Driving Robust Growth Well positioned to deliver organic growth of 10%+ with additional upside from M&A 3 2 Expand Through Execute on “Gold Accretive M&A Standard” De Novo Clinics 1 Acquirer of choice in a highly fragmented industry Sophisticated site selection Optimize Channels to Drive analytics, demonstrated success, Same Clinic Growth and acqui-novo strategy enable the establishment of even more Strong industry tailwinds captured clinics than before through brand recognition, scale and new channels (1) (1) 3-4% Same Clinic Growth 7%+ De Novo Clinic Growth Upside from M&A ___________________________ 1. Projected revenue CAGR from 2022E to 2025E. © 2021 ATI Holdings, LLC 12 12

CONFIDENTIAL 1 Track Record of Strong Same-Clinic Volume Growth (1) Key Drivers of Same-Clinic Growth Historical Same-Clinic Volume Growth ê Strategies developed at local level, customized to unique conditions and opportunities in 8.0% respective locality ê Utilize salesforce to build relationships with prescribers and referral partners 5.5% ê Sales & marketing spend directed to drive referrals and increasing referral-to-evaluation 4.2% conversion rates 3.8% ê Increased use of market analytics to optimize 3.0% marketing spend and messaging, including direct-to consumer advertising to build patient- 1.9% level brand awareness ê Multi-channel approach to driving clinic volumes ê Systems and staffing models to maximize clinic 2017 2018 2019 level productivity ___________________________ Source: USPH data per public filings. 1. Based on average of quarterly same-clinic growth. © 2021 ATI Holdings, LLC 13 13CONFIDENTIAL 1 Track Record of Strong Same-Clinic Volume Growth (1) Key Drivers of Same-Clinic Growth Historical Same-Clinic Volume Growth ê Strategies developed at local level, customized to unique conditions and opportunities in 8.0% respective locality ê Utilize salesforce to build relationships with prescribers and referral partners 5.5% ê Sales & marketing spend directed to drive referrals and increasing referral-to-evaluation 4.2% conversion rates 3.8% ê Increased use of market analytics to optimize 3.0% marketing spend and messaging, including direct-to consumer advertising to build patient- 1.9% level brand awareness ê Multi-channel approach to driving clinic volumes ê Systems and staffing models to maximize clinic 2017 2018 2019 level productivity ___________________________ Source: USPH data per public filings. 1. Based on average of quarterly same-clinic growth. © 2021 ATI Holdings, LLC 13 13

CONFIDENTIAL 1 Case Study: ATI First Direct to Employer Channel Strategy Demonstrable Savings Significant Value to ATI ● Leverages clinical expertise and We partnered with a large union in the P Enhanced brand awareness outcomes data to unlock value for Midwest to deliver the right access for employers looking to save costs the right care at the right time ● Existing MSK triage and treatment $9.4mm ReductionP Increased volume into pathway are expensive and inefficient In associated MSK spend clinics – Patients who access PT < 21 days from onset are less likely to receive 8% Decrease an opioid prescription and save on (1) In MRI spend average $2,736 / occurrenceP Created significant direct over $1 million access to ATI ● Puts PTs at the triage point: 68% Decrease – PTs can diagnose and treat over In surgical / injection spend 70% of MSK disorders without any (2) – no surgeries for patients P Premium rates other provider intervention that began care in ATI First – For the 30% of the disorders they can’t treat, PTs can serve as 29% Reduction knowledgeable care navigators In total cost of physical ● Enables timely diagnosis and therapy claims – shifting historical PT volume to ATI treatment, reducing costs for employers and improving outcomes ___________________________ 1. Fritz, J. M., M. Kim, J. S. Magel and C. V. Asche (2016). Cost-Effectiveness of Primary Care Management with or Without Early Physical Therapy for Acute Low Back Pain: Economic Evaluation of a Randomized Clinical Trial. Spine (Phila Pa 1976). 2. Denninger, T. R., C. E. Cook, C. G. Chapman, T. McHenry and C. A. Thigpen (2018). The Influence of Patient Choice of First Provider on Costs and Outcomes: Analysis From a Physical Therapy Patient Registry. Journal of Orthopaedic & Sports Physical Therapy 48(2): 63-71. © 2021 ATI Holdings, LLC 14 14CONFIDENTIAL 1 Case Study: ATI First Direct to Employer Channel Strategy Demonstrable Savings Significant Value to ATI ● Leverages clinical expertise and We partnered with a large union in the P Enhanced brand awareness outcomes data to unlock value for Midwest to deliver the right access for employers looking to save costs the right care at the right time ● Existing MSK triage and treatment $9.4mm ReductionP Increased volume into pathway are expensive and inefficient In associated MSK spend clinics – Patients who access PT < 21 days from onset are less likely to receive 8% Decrease an opioid prescription and save on (1) In MRI spend average $2,736 / occurrenceP Created significant direct over $1 million access to ATI ● Puts PTs at the triage point: 68% Decrease – PTs can diagnose and treat over In surgical / injection spend 70% of MSK disorders without any (2) – no surgeries for patients P Premium rates other provider intervention that began care in ATI First – For the 30% of the disorders they can’t treat, PTs can serve as 29% Reduction knowledgeable care navigators In total cost of physical ● Enables timely diagnosis and therapy claims – shifting historical PT volume to ATI treatment, reducing costs for employers and improving outcomes ___________________________ 1. Fritz, J. M., M. Kim, J. S. Magel and C. V. Asche (2016). Cost-Effectiveness of Primary Care Management with or Without Early Physical Therapy for Acute Low Back Pain: Economic Evaluation of a Randomized Clinical Trial. Spine (Phila Pa 1976). 2. Denninger, T. R., C. E. Cook, C. G. Chapman, T. McHenry and C. A. Thigpen (2018). The Influence of Patient Choice of First Provider on Costs and Outcomes: Analysis From a Physical Therapy Patient Registry. Journal of Orthopaedic & Sports Physical Therapy 48(2): 63-71. © 2021 ATI Holdings, LLC 14 14

CONFIDENTIAL De Novo Clinic Economics are Highly Accretive & 2 Predictable Typical De Novo Clinic Characteristics Typical Unit Economics CapEx (Renovations, Equip.) $200 - 300K ● Clinics are generally located in urban, well-trafficked areas st ● Average clinic is ~3,100 sq. feet staffed with four clinicians Upfront Losses (1 6 months) ~$100K ● De novo clinics break even around 8-15 months and take Capex & Losses $300 - 400K ~24 months to mature (1) Clinic Contribution at Maturity $150 - 200K ● Return initial capital (capex + losses) in 12-18 months ● These have continued to outperform underwriting curves Implied Multiples ~1.5x - 2.7x (2) (1, 2) Clinic Revenue by Cohort Clinic Contribution by Cohort Monthly Clinic Revenue (000s) Monthly Clinic EBITDA (000s) $80 2014 2014 2015 $20 2016 2016 $60 2015 2017 2019 2017 2018 $10 2018 2019 $40 $0 $20 ($10) $0 ($20) 4 8 12 16 20 24 28 32 36 4 8 12 16 20 24 28 32 36 Month Month ___________________________ Note: Excludes co-located clinics within high schools and universities given different unit economics. 1. Clinic Contribution is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock- based compensation expense, de-novo clinic losses, other non-operating adjustments, and corporate G&A and non-controlling interest. See reconciliation in Appendix. 2. Represents performance of standalone de novo clinics by build year. 2018 and 2019 cohort performance exclude experience post February 2020 due to impact of COVID. Financials comprises of the performance of a subset of total ATI clinics based on build year. © 2021 ATI Holdings, LLC 15 15CONFIDENTIAL De Novo Clinic Economics are Highly Accretive & 2 Predictable Typical De Novo Clinic Characteristics Typical Unit Economics CapEx (Renovations, Equip.) $200 - 300K ● Clinics are generally located in urban, well-trafficked areas st ● Average clinic is ~3,100 sq. feet staffed with four clinicians Upfront Losses (1 6 months) ~$100K ● De novo clinics break even around 8-15 months and take Capex & Losses $300 - 400K ~24 months to mature (1) Clinic Contribution at Maturity $150 - 200K ● Return initial capital (capex + losses) in 12-18 months ● These have continued to outperform underwriting curves Implied Multiples ~1.5x - 2.7x (2) (1, 2) Clinic Revenue by Cohort Clinic Contribution by Cohort Monthly Clinic Revenue (000s) Monthly Clinic EBITDA (000s) $80 2014 2014 2015 $20 2016 2016 $60 2015 2017 2019 2017 2018 $10 2018 2019 $40 $0 $20 ($10) $0 ($20) 4 8 12 16 20 24 28 32 36 4 8 12 16 20 24 28 32 36 Month Month ___________________________ Note: Excludes co-located clinics within high schools and universities given different unit economics. 1. Clinic Contribution is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock- based compensation expense, de-novo clinic losses, other non-operating adjustments, and corporate G&A and non-controlling interest. See reconciliation in Appendix. 2. Represents performance of standalone de novo clinics by build year. 2018 and 2019 cohort performance exclude experience post February 2020 due to impact of COVID. Financials comprises of the performance of a subset of total ATI clinics based on build year. © 2021 ATI Holdings, LLC 15 15

CONFIDENTIAL 2 Nearly 10 Years of Whitespace in Existing States Alone Multi-Year De Novo Clinic Whitespace in Context Whitespace (# of clinics) — Through micro-geographical analytics we have identified whitespace “voids” for 931 potential future de novo clinics 931 ¡ 647 locations in existing regions 875 ¡ 284 opportunities in new regions in 284 in Southeast current states in which we operate New Regions in Current — Current whitespace supports nearly 10 States 2.0x yrs. of de novo clinic growth (@100/yr.) South Southeast — Our current identified whitespace Southwest excludes new states which we may enter through M&A or de novo clinics, South 12.4x 465 representing upside for future clinic growth Northwest — We have ~120 de novo clinic locations 647 in Existing sourced for near term expansion Other Regions — De novo clinic growth supplemented by Central acqui-novo strategy ¡ Acqui-novo provides an alternative to a new build in the target location by 75 Northeast taking over an existing clinic ¡ Similar economics to a de novo clinic Current Identified 2021 Planned De 2021-2025 Expected Current Clinics build but at a much faster ramp Current State 2021 Planned 2021 – 2025 Current Whitespace Novos De Novos De Novo Clinic De Novo Expected De Clinics (1) Whitespace Clinics Novo Clinics Today ___________________________ 1. Clinic count as of 12/31/20. © 2021 ATI Holdings, LLC 16 16CONFIDENTIAL 2 Nearly 10 Years of Whitespace in Existing States Alone Multi-Year De Novo Clinic Whitespace in Context Whitespace (# of clinics) — Through micro-geographical analytics we have identified whitespace “voids” for 931 potential future de novo clinics 931 ¡ 647 locations in existing regions 875 ¡ 284 opportunities in new regions in 284 in Southeast current states in which we operate New Regions in Current — Current whitespace supports nearly 10 States 2.0x yrs. of de novo clinic growth (@100/yr.) South Southeast — Our current identified whitespace Southwest excludes new states which we may enter through M&A or de novo clinics, South 12.4x 465 representing upside for future clinic growth Northwest — We have ~120 de novo clinic locations 647 in Existing sourced for near term expansion Other Regions — De novo clinic growth supplemented by Central acqui-novo strategy ¡ Acqui-novo provides an alternative to a new build in the target location by 75 Northeast taking over an existing clinic ¡ Similar economics to a de novo clinic Current Identified 2021 Planned De 2021-2025 Expected Current Clinics build but at a much faster ramp Current State 2021 Planned 2021 – 2025 Current Whitespace Novos De Novos De Novo Clinic De Novo Expected De Clinics (1) Whitespace Clinics Novo Clinics Today ___________________________ 1. Clinic count as of 12/31/20. © 2021 ATI Holdings, LLC 16 16

CONFIDENTIAL 3 Our M&A Platform is Ready for Future Acquisitions M&A Upside Supported by History of Highly Fragmented Industry Success and Investments in the Platform (1) ● We have realized highly attractive returns on our acquisitions from ~38,000 Outpatient PT Clinics in the U.S. 2014 to 2016 as we leveraged our brand and infrastructure to improve volumes and profitability of these clinics (2) Effective Purchase Multiples (EV / Clinic Contribution) 6.3x 5.3x 4.6x Local and Middle- Regional Market PE Operations Backed At Acquisition 1 Year Post-Close 2 Years Post-Close ● A more optimized infrastructure today, combined with experienced team and enhanced processes, better position us for future M&A ● Ongoing discussions with numerous targets in our pipeline ● M&A opportunities across both middle-market private equity Targeted Est. Clinic Total Clinics (2) Pipeline Contribution (“PE”) backed companies and local / regional operators Local 20 ~375 $65mm+ ● ATI’s brand name, presence, and superior platform make us a preferred partner Regional 4 ~810 $140mm+ Total 24 ~1,185 $205mm+ ___________________________ 1. Based on third-party market study as of 12/11/2020. 2. Clinic Contribution is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock- based compensation expense, de-novo losses, other non-operating adjustments, and corporate G&A and non-controlling interest. See reconciliation in Appendix. © 2021 ATI Holdings, LLC 17 17CONFIDENTIAL 3 Our M&A Platform is Ready for Future Acquisitions M&A Upside Supported by History of Highly Fragmented Industry Success and Investments in the Platform (1) ● We have realized highly attractive returns on our acquisitions from ~38,000 Outpatient PT Clinics in the U.S. 2014 to 2016 as we leveraged our brand and infrastructure to improve volumes and profitability of these clinics (2) Effective Purchase Multiples (EV / Clinic Contribution) 6.3x 5.3x 4.6x Local and Middle- Regional Market PE Operations Backed At Acquisition 1 Year Post-Close 2 Years Post-Close ● A more optimized infrastructure today, combined with experienced team and enhanced processes, better position us for future M&A ● Ongoing discussions with numerous targets in our pipeline ● M&A opportunities across both middle-market private equity Targeted Est. Clinic Total Clinics (2) Pipeline Contribution (“PE”) backed companies and local / regional operators Local 20 ~375 $65mm+ ● ATI’s brand name, presence, and superior platform make us a preferred partner Regional 4 ~810 $140mm+ Total 24 ~1,185 $205mm+ ___________________________ 1. Based on third-party market study as of 12/11/2020. 2. Clinic Contribution is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock- based compensation expense, de-novo losses, other non-operating adjustments, and corporate G&A and non-controlling interest. See reconciliation in Appendix. © 2021 ATI Holdings, LLC 17 17

CONFIDENTIAL Track Record and Outlook for Robust Organic Growth (1) Revenue Adj. EBITDA ($ in millions) De Novo Clinics / Acqui- Novos (’22E-’25E): 470 $1,242 $268 $1,122 De Novo Clinics / Acqui- $235 Novos (’18A-’21E): $1,007 270 $203 $903 $175 (2) $785 $155 $739 $731 $128 $119 $592 $94 $64 2018A 2019A 2020A 2021E 2022E 2023E 2024E 2025E 2018A 2019A 2020A 2021E 2022E 2023E 2024E 2025E COVID-19 Disruption COVID-19 Disruption ü Demonstrated above-market organic growth ü Focused on building out leading local density through de novo ü Focused on making platform investments in 2018 and 2019 clinics ü Significant forward visibility with predictable ramps to maturity ü Infrastructure in place and optimized for future growth + 3-4% same clinic growth ü Productivity initiatives driving future margin upside + 7%+ de novo clinic growth = 10%+ ’22E-’25E organic growth with upside from M&A ___________________________ 1. Adjusted EBITDA is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock- based compensation expense, de-novo losses and other non-operating adjustments. See reconciliation in Appendix. 2. Includes $91.5mm of Health and Human Services (“HHS”) Provider Relief Fund income. © 2021 ATI Holdings, LLC 18 18CONFIDENTIAL Track Record and Outlook for Robust Organic Growth (1) Revenue Adj. EBITDA ($ in millions) De Novo Clinics / Acqui- Novos (’22E-’25E): 470 $1,242 $268 $1,122 De Novo Clinics / Acqui- $235 Novos (’18A-’21E): $1,007 270 $203 $903 $175 (2) $785 $155 $739 $731 $128 $119 $592 $94 $64 2018A 2019A 2020A 2021E 2022E 2023E 2024E 2025E 2018A 2019A 2020A 2021E 2022E 2023E 2024E 2025E COVID-19 Disruption COVID-19 Disruption ü Demonstrated above-market organic growth ü Focused on building out leading local density through de novo ü Focused on making platform investments in 2018 and 2019 clinics ü Significant forward visibility with predictable ramps to maturity ü Infrastructure in place and optimized for future growth + 3-4% same clinic growth ü Productivity initiatives driving future margin upside + 7%+ de novo clinic growth = 10%+ ’22E-’25E organic growth with upside from M&A ___________________________ 1. Adjusted EBITDA is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock- based compensation expense, de-novo losses and other non-operating adjustments. See reconciliation in Appendix. 2. Includes $91.5mm of Health and Human Services (“HHS”) Provider Relief Fund income. © 2021 ATI Holdings, LLC 18 18

CONFIDENTIAL YTD 2021 Update (1) Business Update Volume Per Day (VPD) Recovery ● Volume steadily increased year-to-date as COVID-19 83% vaccination rates rose and states gradually reopened 76% 72% ● Entered into six direct-to-employer contracts, adding to our ATIFirst service offering ● Opened 14 new clinics comprised of 12 de novo sites and two acqui-novos 49% ● Added four new clients and expanded offerings into 11 new locations in the ATI Worksite Solutions business Q2'20 Q3'20 Q4'20 Apr '21 Key Focus for Remainder of 2021 Adj. EBITDA ($ in millions) ● Accelerate hiring to serve outsized demand ü % Margin 4.5% 11.3% 15.2% $8.4 ● Continue to grow through new clinic openings ü $6.5 $2.1 ● Engage in new potential strategic partnerships ü ● Maintain a high NPS score above 75 ü ($3.0) Jan '21 Feb '21 Mar '21 Apr '21 ___________________________ Source: Company filings. 1. VPD % calculation based on 2019 baseline. © 2021 ATI Holdings, LLC 19 19CONFIDENTIAL YTD 2021 Update (1) Business Update Volume Per Day (VPD) Recovery ● Volume steadily increased year-to-date as COVID-19 83% vaccination rates rose and states gradually reopened 76% 72% ● Entered into six direct-to-employer contracts, adding to our ATIFirst service offering ● Opened 14 new clinics comprised of 12 de novo sites and two acqui-novos 49% ● Added four new clients and expanded offerings into 11 new locations in the ATI Worksite Solutions business Q2'20 Q3'20 Q4'20 Apr '21 Key Focus for Remainder of 2021 Adj. EBITDA ($ in millions) ● Accelerate hiring to serve outsized demand ü % Margin 4.5% 11.3% 15.2% $8.4 ● Continue to grow through new clinic openings ü $6.5 $2.1 ● Engage in new potential strategic partnerships ü ● Maintain a high NPS score above 75 ü ($3.0) Jan '21 Feb '21 Mar '21 Apr '21 ___________________________ Source: Company filings. 1. VPD % calculation based on 2019 baseline. © 2021 ATI Holdings, LLC 19 19

CONFIDENTIAL (1) Clear Path to $200+ million of Adj. EBITDA and Beyond ($ in millions) Significant upside through opportunistic Embedded EBITDA upside M&A in pipeline not from predictable de novo included in projections clinic ramp to maturity 1 2 Includes mature Deep pipeline to clinic growth and support 90+ de novo embedded ramp from clinics in 2021 $200+ 2018-2019 de novo $23 clinics $19 $175 $9 ($7) ($2) $27 $128 3 Significant labor savings through more productive staffing model 2019A Existing Realized Clinic Medicare Incremental 2022E De Novo Clinics Accretive Run-Rate 2022E (2) (3) Adj. EBITDA Clinics Contrib. from Staffing Rate Cut G&A Adj. EBITDA at Maturity M&A Adj. EBITDA New De Novo Optimization Clinics ___________________________ 1. Adjusted EBITDA is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock- based compensation expense, de-novo clinic losses and other non-operating adjustments. See reconciliation in Appendix. 2. Primarily related to higher costs expected as a public company. 3. Represents EBITDA impact of incremental volumes in year four for each de novo clinic cohort still ramping. © 2021 ATI Holdings, LLC 20 20CONFIDENTIAL (1) Clear Path to $200+ million of Adj. EBITDA and Beyond ($ in millions) Significant upside through opportunistic Embedded EBITDA upside M&A in pipeline not from predictable de novo included in projections clinic ramp to maturity 1 2 Includes mature Deep pipeline to clinic growth and support 90+ de novo embedded ramp from clinics in 2021 $200+ 2018-2019 de novo $23 clinics $19 $175 $9 ($7) ($2) $27 $128 3 Significant labor savings through more productive staffing model 2019A Existing Realized Clinic Medicare Incremental 2022E De Novo Clinics Accretive Run-Rate 2022E (2) (3) Adj. EBITDA Clinics Contrib. from Staffing Rate Cut G&A Adj. EBITDA at Maturity M&A Adj. EBITDA New De Novo Optimization Clinics ___________________________ 1. Adjusted EBITDA is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock- based compensation expense, de-novo clinic losses and other non-operating adjustments. See reconciliation in Appendix. 2. Primarily related to higher costs expected as a public company. 3. Represents EBITDA impact of incremental volumes in year four for each de novo clinic cohort still ramping. © 2021 ATI Holdings, LLC 20 20

CONFIDENTIAL Visibility into $175mm 2022E EBITDA (1) EBITDA Driver Commentary Impact 1 Same store growth within existing ¡ ~3% annual EBITDA growth driven by top-line growth and ~$12mm Existing mature clinics (2017 and prior) SG&A leverage Clinics Growth Maturity of 2018 and 2019 de novo ¡ Clinic contribution in 2019 growing along underwriting curve of ($27mm) ~$15mm clinics ~27 visits per day and ~30% clinic contribution margins 2 ¡ 20 de novo clinics and 3 acqui-novos in place for 2020 ~$2mm ¡ Performing in-line with underwriting curve De Novo ¡ 75 de novo clinics and 15 acqui-novos planned Clinic EBITDA contribution of 223 de novo ¡ 6 de novo clinics built YTD ~$8mm clinics expected between 2020 to 2022 Contributions ¡ 2 acqui-novos signed or closed ($9mm) ¡ 90 de novo clinics and 20 acqui-novos planned (~$1mm) ¡ Minimal EBITDA contribution in 2022E 3 ¡ Reduction of unnecessary management layer Realignment of managerial staff ~$4mm ¡ Enhanced accountability and visibility of clinics ¡ Reduced variations in productivity across the country Clinic Staffing Increased labor productivity standards ~$10mm ¡ Leverage PTAs and other credentialed professionals to allow all Optimization (2) clinics to practice at the top of their licenses ($19mm) ¡ Virtualization of front office staff Optimization of front office staffing ~$5mm ¡ OSS role created to provide additional leverage to clinicians as well as handle more complex admin workstreams Realignment completed in 2019/2020; full realization of EBITDA benefit expected with normalized volumes in 2022E ___________________________ 1. Adjusted EBITDA is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock- based compensation expense, de-novo losses and other non-operating adjustments. See reconciliation in Appendix. 2. Benefit is net of inflation offset and rate change impact above Medicare rate cut. © 2021 ATI Holdings, LLC 21 21CONFIDENTIAL Visibility into $175mm 2022E EBITDA (1) EBITDA Driver Commentary Impact 1 Same store growth within existing ¡ ~3% annual EBITDA growth driven by top-line growth and ~$12mm Existing mature clinics (2017 and prior) SG&A leverage Clinics Growth Maturity of 2018 and 2019 de novo ¡ Clinic contribution in 2019 growing along underwriting curve of ($27mm) ~$15mm clinics ~27 visits per day and ~30% clinic contribution margins 2 ¡ 20 de novo clinics and 3 acqui-novos in place for 2020 ~$2mm ¡ Performing in-line with underwriting curve De Novo ¡ 75 de novo clinics and 15 acqui-novos planned Clinic EBITDA contribution of 223 de novo ¡ 6 de novo clinics built YTD ~$8mm clinics expected between 2020 to 2022 Contributions ¡ 2 acqui-novos signed or closed ($9mm) ¡ 90 de novo clinics and 20 acqui-novos planned (~$1mm) ¡ Minimal EBITDA contribution in 2022E 3 ¡ Reduction of unnecessary management layer Realignment of managerial staff ~$4mm ¡ Enhanced accountability and visibility of clinics ¡ Reduced variations in productivity across the country Clinic Staffing Increased labor productivity standards ~$10mm ¡ Leverage PTAs and other credentialed professionals to allow all Optimization (2) clinics to practice at the top of their licenses ($19mm) ¡ Virtualization of front office staff Optimization of front office staffing ~$5mm ¡ OSS role created to provide additional leverage to clinicians as well as handle more complex admin workstreams Realignment completed in 2019/2020; full realization of EBITDA benefit expected with normalized volumes in 2022E ___________________________ 1. Adjusted EBITDA is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock- based compensation expense, de-novo losses and other non-operating adjustments. See reconciliation in Appendix. 2. Benefit is net of inflation offset and rate change impact above Medicare rate cut. © 2021 ATI Holdings, LLC 21 21

CONFIDENTIAL Appendix 22CONFIDENTIAL Appendix 22

CONFIDENTIAL ATI Will be One of Two Pure-Play Public PT Companies in a Highly Fragmented Field of Private Companies (1) ($ in millions) JVs with Owned Clinics Clinic Model Regional/Local with Unified 100% owned clinic model enables unified branding Brands National Brand Clinics 554 882 Large, independent pure-play PT operator that is unique in the equity markets States 39 24 Well diversified across multiple states and payors Revenue growth supported by strong industry tailwinds and accelerated by “gold ’22E Revenue $508 $903 standard” de novo clinic program (2) ’22E Adj. EBITDA $74 $175 Scale and modernized infrastructure support strong operating leverage (2) ’22E Adj. EBITDA 14.5% 19.3% Stable margin profile expected to drive strong cash flow conversion Margin ___________________________ Source: Public filings and FactSet. Note: USPH consensus estimates as of 5/20/2021. 1. USPH is the only publically traded, pure-play outpatient PT provider in the market today. 2. Adjusted EBITDA is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock- based compensation expense, de-novo losses and other non-operating adjustments. See reconciliation in Appendix. © 2021 ATI Holdings, LLC 23 23CONFIDENTIAL ATI Will be One of Two Pure-Play Public PT Companies in a Highly Fragmented Field of Private Companies (1) ($ in millions) JVs with Owned Clinics Clinic Model Regional/Local with Unified 100% owned clinic model enables unified branding Brands National Brand Clinics 554 882 Large, independent pure-play PT operator that is unique in the equity markets States 39 24 Well diversified across multiple states and payors Revenue growth supported by strong industry tailwinds and accelerated by “gold ’22E Revenue $508 $903 standard” de novo clinic program (2) ’22E Adj. EBITDA $74 $175 Scale and modernized infrastructure support strong operating leverage (2) ’22E Adj. EBITDA 14.5% 19.3% Stable margin profile expected to drive strong cash flow conversion Margin ___________________________ Source: Public filings and FactSet. Note: USPH consensus estimates as of 5/20/2021. 1. USPH is the only publically traded, pure-play outpatient PT provider in the market today. 2. Adjusted EBITDA is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock- based compensation expense, de-novo losses and other non-operating adjustments. See reconciliation in Appendix. © 2021 ATI Holdings, LLC 23 23

CONFIDENTIAL Summary Historical and Projected Financials Return to Normalized Volumes ($ in millions) '19A-'22E CAGR 2018A 2019A 2020A 2021E 2022E 2023E 2024E 2025E Revenue $739 $785 $592 $731 $903 $1,007 $1,122 $1,242 4.8% (1) Clinic-Level Expenses 576 579 458 525 636 708 788 871 % of Revenue 78.0% 73.7% 77.4% 71.8% 70.5% 70.3% 70.2% 70.1% (1) SG&A & Non-Controlling Interest 68 78 70 87 92 96 99 103 % of Revenue 9.3% 9.9% 11.9% 11.9% 10.2% 9.5% 8.9% 8.3% (2) Other Expense / (Income) - - (92) - - - - - (5) (3) Adj. EBITDA $94 $128 $155 $119 $175 $203 $235 $268 12.3% % Margin 12.7% 16.3% 26.2% 16.3% 19.3% 20.2% 20.9% 21.6% Cash Flow Items Maintenance Capex $27 $27 $30 $34 $37 % of Revenue 3.6% 3.0% 3.0% 3.0% 3.0% Growth Capex $25 $31 $34 $34 $34 (4) Free Cash Flow Conversion 77.6% 84.5% 85.1% 85.6% 86.1% ___________________________ 1. 2018-2020 Clinic-Level Expenses as well as SG&A & Non-Controlling Interest are normalized to exclude non-recurring items. 2. Includes ~$91.5mm of HHS Provider Relief Fund income. 3. Adjusted EBITDA is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock- based compensation expense, de-novo losses and other non-operating adjustments. See reconciliation in Appendix. 4. Calculated as Adjusted EBITDA less Maintenance CapEx divided by Adjusted EBITDA. 5. Growth rate normalized for public company costs. © 2021 ATI Holdings, LLC 24 24CONFIDENTIAL Summary Historical and Projected Financials Return to Normalized Volumes ($ in millions) '19A-'22E CAGR 2018A 2019A 2020A 2021E 2022E 2023E 2024E 2025E Revenue $739 $785 $592 $731 $903 $1,007 $1,122 $1,242 4.8% (1) Clinic-Level Expenses 576 579 458 525 636 708 788 871 % of Revenue 78.0% 73.7% 77.4% 71.8% 70.5% 70.3% 70.2% 70.1% (1) SG&A & Non-Controlling Interest 68 78 70 87 92 96 99 103 % of Revenue 9.3% 9.9% 11.9% 11.9% 10.2% 9.5% 8.9% 8.3% (2) Other Expense / (Income) - - (92) - - - - - (5) (3) Adj. EBITDA $94 $128 $155 $119 $175 $203 $235 $268 12.3% % Margin 12.7% 16.3% 26.2% 16.3% 19.3% 20.2% 20.9% 21.6% Cash Flow Items Maintenance Capex $27 $27 $30 $34 $37 % of Revenue 3.6% 3.0% 3.0% 3.0% 3.0% Growth Capex $25 $31 $34 $34 $34 (4) Free Cash Flow Conversion 77.6% 84.5% 85.1% 85.6% 86.1% ___________________________ 1. 2018-2020 Clinic-Level Expenses as well as SG&A & Non-Controlling Interest are normalized to exclude non-recurring items. 2. Includes ~$91.5mm of HHS Provider Relief Fund income. 3. Adjusted EBITDA is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock- based compensation expense, de-novo losses and other non-operating adjustments. See reconciliation in Appendix. 4. Calculated as Adjusted EBITDA less Maintenance CapEx divided by Adjusted EBITDA. 5. Growth rate normalized for public company costs. © 2021 ATI Holdings, LLC 24 24

CONFIDENTIAL Adjusted EBITDA Reconciliation 2018A 2019A 2020A ($ in millions) Income (Loss) Before Income Taxes ($55) ($34) $2 Net Income Attributable to Non-Controlling Interests (4) (4) (5) Interest Expense, Net 73 77 69 Interest Expense on Redeemable Preferred Stock 13 16 19 Depreciation & Amortization 38 39 40 EBITDA $65 $93 $125 (1) Business Optimization Costs 15 19 10 (2) Reorganization and Severance Costs 788 (3) Transaction and Integration Costs 155 (4) Pre-Opening De Novo Costs 422 Share-Based Compensation 3 2 2 (5) Charges Related to Lease Terminations - - 4 Adjusted EBITDA $94 $128 $155 (6) SG&A 64 74 65 (6) Non-Controlling Interest 446 (7) Other Expense / (Income) - - (92) Clinic Contribution $162 $206 $134 ___________________________ 1. Represents non-recurring costs to optimize our platform and ATI transformative initiatives. Costs primarily related to duplicate costs driven by IT and RCM conversions, labor related costs during the transition of key positions and other incremental costs driving optimization initiatives. 2. Represents severance, consulting and other costs related to discrete initiatives focused on reorganization and delayering of the Company’s labor model, management structure and support functions. 3. Represents costs related to the Business Combination, acquisitions and acquisition-related integration and consulting and planning costs related to preparation to operate as a public company. 4. Represents renovation, equipment and marketing costs relating to the start-up and launch of new locations incurred prior to opening. 5. Represents charges related to lease terminations prior to the end of term for corporate facilities no longer in use. 6. 2018-2020 SG&A and Non-Controlling Interest are normalized to exclude non-recurring items. 7. Associated with ~$91.5mm of HHS Provider Relief Fund income. © 2021 ATI Holdings, LLC 25 25CONFIDENTIAL Adjusted EBITDA Reconciliation 2018A 2019A 2020A ($ in millions) Income (Loss) Before Income Taxes ($55) ($34) $2 Net Income Attributable to Non-Controlling Interests (4) (4) (5) Interest Expense, Net 73 77 69 Interest Expense on Redeemable Preferred Stock 13 16 19 Depreciation & Amortization 38 39 40 EBITDA $65 $93 $125 (1) Business Optimization Costs 15 19 10 (2) Reorganization and Severance Costs 788 (3) Transaction and Integration Costs 155 (4) Pre-Opening De Novo Costs 422 Share-Based Compensation 3 2 2 (5) Charges Related to Lease Terminations - - 4 Adjusted EBITDA $94 $128 $155 (6) SG&A 64 74 65 (6) Non-Controlling Interest 446 (7) Other Expense / (Income) - - (92) Clinic Contribution $162 $206 $134 ___________________________ 1. Represents non-recurring costs to optimize our platform and ATI transformative initiatives. Costs primarily related to duplicate costs driven by IT and RCM conversions, labor related costs during the transition of key positions and other incremental costs driving optimization initiatives. 2. Represents severance, consulting and other costs related to discrete initiatives focused on reorganization and delayering of the Company’s labor model, management structure and support functions. 3. Represents costs related to the Business Combination, acquisitions and acquisition-related integration and consulting and planning costs related to preparation to operate as a public company. 4. Represents renovation, equipment and marketing costs relating to the start-up and launch of new locations incurred prior to opening. 5. Represents charges related to lease terminations prior to the end of term for corporate facilities no longer in use. 6. 2018-2020 SG&A and Non-Controlling Interest are normalized to exclude non-recurring items. 7. Associated with ~$91.5mm of HHS Provider Relief Fund income. © 2021 ATI Holdings, LLC 25 25

CONFIDENTIAL Overview of FVAC II SPAC Overview Supported By Leading Investment Manager — Fortress Value Acquisition Corp. II (“FVAC II”) is a $345mm Special Purpose Acquisition Company sponsored by Fortress Credit and traded on the New York Stock Exchange under the ticker FAII ~850 ~850 ~$50bn ~$50bn — FVAC II’s IPO was completed in August 2020 Employ Employees and ees and Assets Under Assets Under Investment Investment (2) (2) — Proven management team of experienced global investors with Management Management (2) (2) Professionals Professionals extensive industry knowledge — Demonstrated success with previous SPAC combinations ~1,900 ~1,900 Prior SPAC Combinations 13 13 Institutional Clients Institutional Clients (2) (2) Offices W Offices Wo orldw rldwide ide (2) (2) and Private and Private Investors Investors — Highly diversified global investment manager with assets across Acquisition a range of private equity, credit, and permanent capital strategies 1/17/2020 1/17/2020 1 11 1/17/2020 /17/2020 Date — Extensive experience in retail and healthcare — Robust team and a network of complementary resources Current $14 $14 (+40% (+40%) ) $27 (+175% $27 (+175%) ) (1) Price — Credit investor in ATI for over 10 years — Resources and full support of the platform have been made available to FVAC II ___________________________ 1. Stock prices as of 5/20/21. 2. As of 9/30/2020. © 2021 ATI Holdings, LLC 26 26CONFIDENTIAL Overview of FVAC II SPAC Overview Supported By Leading Investment Manager — Fortress Value Acquisition Corp. II (“FVAC II”) is a $345mm Special Purpose Acquisition Company sponsored by Fortress Credit and traded on the New York Stock Exchange under the ticker FAII ~850 ~850 ~$50bn ~$50bn — FVAC II’s IPO was completed in August 2020 Employ Employees and ees and Assets Under Assets Under Investment Investment (2) (2) — Proven management team of experienced global investors with Management Management (2) (2) Professionals Professionals extensive industry knowledge — Demonstrated success with previous SPAC combinations ~1,900 ~1,900 Prior SPAC Combinations 13 13 Institutional Clients Institutional Clients (2) (2) Offices W Offices Wo orldw rldwide ide (2) (2) and Private and Private Investors Investors — Highly diversified global investment manager with assets across Acquisition a range of private equity, credit, and permanent capital strategies 1/17/2020 1/17/2020 1 11 1/17/2020 /17/2020 Date — Extensive experience in retail and healthcare — Robust team and a network of complementary resources Current $14 $14 (+40% (+40%) ) $27 (+175% $27 (+175%) ) (1) Price — Credit investor in ATI for over 10 years — Resources and full support of the platform have been made available to FVAC II ___________________________ 1. Stock prices as of 5/20/21. 2. As of 9/30/2020. © 2021 ATI Holdings, LLC 26 26

CONFIDENTIAL Transaction Structure Aligns Long-Term Interests Attractive Entry Multiple Incentives Fully Aligned Among Shareholders (1) Enterprise Value / 2022E Adj. EBITDA 100% equity rollover / 21.7x 21.6x no cash proceeds 100% deferral of founder shares / 14.0x 50% of founder warrants cancelled / $75mm PIPE commitment from investment funds managed by Fortress Management 100% equity rollover Other High Growth, Conservative capital High Value Providers structure to drive growth: (2) ~3.1x Net Debt / 2021E EBITDA (2) ~2.1x Net Debt / 2022E EBITDA ___________________________ Source: FactSet and Public Filings. Market data as of 2/18/21. 1. Adjusted EBITDA is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock- based compensation expense, de-novo losses and other non-operating adjustments. See reconciliation in Appendix. 2. Represents pro forma balance sheet as of 12/31/20. Net debt represents debt less cash excluding ~$27mm Medicare Advance repayment reserve and ~$18mm of cash held at joint ventures. © 2021 ATI Holdings, LLC 27 27CONFIDENTIAL Transaction Structure Aligns Long-Term Interests Attractive Entry Multiple Incentives Fully Aligned Among Shareholders (1) Enterprise Value / 2022E Adj. EBITDA 100% equity rollover / 21.7x 21.6x no cash proceeds 100% deferral of founder shares / 14.0x 50% of founder warrants cancelled / $75mm PIPE commitment from investment funds managed by Fortress Management 100% equity rollover Other High Growth, Conservative capital High Value Providers structure to drive growth: (2) ~3.1x Net Debt / 2021E EBITDA (2) ~2.1x Net Debt / 2022E EBITDA ___________________________ Source: FactSet and Public Filings. Market data as of 2/18/21. 1. Adjusted EBITDA is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock- based compensation expense, de-novo losses and other non-operating adjustments. See reconciliation in Appendix. 2. Represents pro forma balance sheet as of 12/31/20. Net debt represents debt less cash excluding ~$27mm Medicare Advance repayment reserve and ~$18mm of cash held at joint ventures. © 2021 ATI Holdings, LLC 27 27

CONFIDENTIAL Transaction Details ($ and shares in millions except for per share items) Enterprise Valuation Sources and Uses Share Price $10.00 Sources $ % Total Shares 207.7 Cash in Trust $345 17% Common Equity to PIPE Investors 300 14% Equity Value $2,077 (7) Plus: Pro Forma Net Debt 373 Common Equity to Preferred Holders 130 6% Enterprise Value $2,450 Common Equity to ATI Shareholders 1,303 63% (1) EV / '22E Adj. EBITDA ($175mm) 14.0x Total Sources $2,077 100% Pro Forma Ownership ($10.00 / sh) Uses $ % (2) ATI Shareholders 130.3 Common Equity to ATI Shareholders $1,303 63% Existing Preferred Holders 13.0 Redemption of Existing Debt 541 26% (3) (7) PIPE Investors 30.0 Common Equity to Preferred Holders 130 6% SPAC Shareholders 34.5 Cash to Preferred Holders 44 2% (4) (8) Founders 0.0 Estimated Fees and Expenses 59 3% Total 207.7 Total Uses $2,077 100% (9) Pro Forma Capitalization Pro Forma Ownership ATI Pro Forma Existing Preferred 12/31/20E Adj. 12/31/20E (4) Founders Holders (5) Cash $97 - $97 0.0% 6.3% PIPE Total Debt $1,011 ($541) $470 (3) Investors Net Debt 914 373 14.4% (6) Preferred 174 (174) - Total Debt + Preferred $1,185 $470 ATI (2) Shareholders 2021E Leverage ($119mm) SPAC 62.7% Total Debt 8.5x 3.9x Shareholders Net Debt 7.7x 3.1x 16.6% 2022E Leverage ($175mm) Total Debt 5.8x 2.7x Net Debt 5.2x 2.1x ___________________________ 1. Adjusted EBITDA is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock- based compensation expense, de-novo losses and other non-operating adjustments. See reconciliation in Appendix. 2. Excludes 15.0 million of incremental earn-out shares vesting evenly at $12, $14 and $16 per share. 3. Includes $75mm PIPE commitment from investment funds managed by Fortress. 4. Excludes 8.6 million deferred shares vesting evenly at $12, $14 and $16 per share. 5. Excludes ~$27mm of Medicare Advance repayment reserve and ~$18mm of cash held at joint ventures. Estimated reported cash on balance sheet will be ~$142mm as of 12/31/20. 6. Estimated value as of 6/30/2021. 7. Subject to 180-day lockup, equivalent to ATI shareholders. 8. Includes certain cash payments to Preferred Holders. 9. Assumes no redemptions by public shareholders in connection with the transaction and excludes the impact of warrants (9.9 million warrants with a strike price of $11.50 per warrant). Assumes new shares are issued at a price of $10.00 per share. © 2021 ATI Holdings, LLC 28 28CONFIDENTIAL Transaction Details ($ and shares in millions except for per share items) Enterprise Valuation Sources and Uses Share Price $10.00 Sources $ % Total Shares 207.7 Cash in Trust $345 17% Common Equity to PIPE Investors 300 14% Equity Value $2,077 (7) Plus: Pro Forma Net Debt 373 Common Equity to Preferred Holders 130 6% Enterprise Value $2,450 Common Equity to ATI Shareholders 1,303 63% (1) EV / '22E Adj. EBITDA ($175mm) 14.0x Total Sources $2,077 100% Pro Forma Ownership ($10.00 / sh) Uses $ % (2) ATI Shareholders 130.3 Common Equity to ATI Shareholders $1,303 63% Existing Preferred Holders 13.0 Redemption of Existing Debt 541 26% (3) (7) PIPE Investors 30.0 Common Equity to Preferred Holders 130 6% SPAC Shareholders 34.5 Cash to Preferred Holders 44 2% (4) (8) Founders 0.0 Estimated Fees and Expenses 59 3% Total 207.7 Total Uses $2,077 100% (9) Pro Forma Capitalization Pro Forma Ownership ATI Pro Forma Existing Preferred 12/31/20E Adj. 12/31/20E (4) Founders Holders (5) Cash $97 - $97 0.0% 6.3% PIPE Total Debt $1,011 ($541) $470 (3) Investors Net Debt 914 373 14.4% (6) Preferred 174 (174) - Total Debt + Preferred $1,185 $470 ATI (2) Shareholders 2021E Leverage ($119mm) SPAC 62.7% Total Debt 8.5x 3.9x Shareholders Net Debt 7.7x 3.1x 16.6% 2022E Leverage ($175mm) Total Debt 5.8x 2.7x Net Debt 5.2x 2.1x ___________________________ 1. Adjusted EBITDA is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock- based compensation expense, de-novo losses and other non-operating adjustments. See reconciliation in Appendix. 2. Excludes 15.0 million of incremental earn-out shares vesting evenly at $12, $14 and $16 per share. 3. Includes $75mm PIPE commitment from investment funds managed by Fortress. 4. Excludes 8.6 million deferred shares vesting evenly at $12, $14 and $16 per share. 5. Excludes ~$27mm of Medicare Advance repayment reserve and ~$18mm of cash held at joint ventures. Estimated reported cash on balance sheet will be ~$142mm as of 12/31/20. 6. Estimated value as of 6/30/2021. 7. Subject to 180-day lockup, equivalent to ATI shareholders. 8. Includes certain cash payments to Preferred Holders. 9. Assumes no redemptions by public shareholders in connection with the transaction and excludes the impact of warrants (9.9 million warrants with a strike price of $11.50 per warrant). Assumes new shares are issued at a price of $10.00 per share. © 2021 ATI Holdings, LLC 28 28

CONFIDENTIAL Long-term Alignment of Interests: SPAC Sponsor “Promote” Restructured as “Earn-Out” Size Structure Vesting Schedule 33% @ $12.00 / share Sponsor Promote Shares 8.625mm 33% @ $14.00 / share 33% @ $16.00 / share 50% cancellation of 5.933 million Sponsor Warrants 2.967mm outstanding private warrants Vesting Schedule 33% @ $12.00 / share Seller Incentive Shares 15.0mm 33% @ $14.00 / share 33% @ $16.00 / share FVAC II, ATI’s existing shareholders, and Management have structured a deal that demonstrates strong conviction in the business and aligns current and prospective shareholders to create long-term value © 2021 ATI Holdings, LLC 29 29CONFIDENTIAL Long-term Alignment of Interests: SPAC Sponsor “Promote” Restructured as “Earn-Out” Size Structure Vesting Schedule 33% @ $12.00 / share Sponsor Promote Shares 8.625mm 33% @ $14.00 / share 33% @ $16.00 / share 50% cancellation of 5.933 million Sponsor Warrants 2.967mm outstanding private warrants Vesting Schedule 33% @ $12.00 / share Seller Incentive Shares 15.0mm 33% @ $14.00 / share 33% @ $16.00 / share FVAC II, ATI’s existing shareholders, and Management have structured a deal that demonstrates strong conviction in the business and aligns current and prospective shareholders to create long-term value © 2021 ATI Holdings, LLC 29 29

CONFIDENTIAL Public Company Benchmarking EV / 2022E ’19A-’22E ’19A-’22E Adj. ‘22E Adj. Company (1) (1) (1) Adj. EBITDA Revenue Growth EBITDA Growth EBITDA Margin 14.0x 4.8% 12.3% 19.3% 20.6x 1.8% 0.4% 14.5% 22.4x 6.6% 15.9% 14.9% 17.4x 4.6% 13.6% 13.2% 17.5x 6.0% 3.4% 9.7% ___________________________ Source: Public filings and FactSet. Market data as of 5/20/2021. Note: High Growth Providers adjusted for organic growth rates. ATI organic growth normalized for burden of incremental public company costs. 1. ATI adjusted EBITDA is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock-based compensation expense, de-novo losses and other non-operating adjustments. See reconciliation in Appendix. © 2021 ATI Holdings, LLC 30 30 Other High Growth, Physical High Value Providers TherapyCONFIDENTIAL Public Company Benchmarking EV / 2022E ’19A-’22E ’19A-’22E Adj. ‘22E Adj. Company (1) (1) (1) Adj. EBITDA Revenue Growth EBITDA Growth EBITDA Margin 14.0x 4.8% 12.3% 19.3% 20.6x 1.8% 0.4% 14.5% 22.4x 6.6% 15.9% 14.9% 17.4x 4.6% 13.6% 13.2% 17.5x 6.0% 3.4% 9.7% ___________________________ Source: Public filings and FactSet. Market data as of 5/20/2021. Note: High Growth Providers adjusted for organic growth rates. ATI organic growth normalized for burden of incremental public company costs. 1. ATI adjusted EBITDA is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock-based compensation expense, de-novo losses and other non-operating adjustments. See reconciliation in Appendix. © 2021 ATI Holdings, LLC 30 30 Other High Growth, Physical High Value Providers Therapy

CONFIDENTIAL Strong Current Sponsor With a Track Record in Healthcare Selected Healthcare Investments — Advent International is one of the largest and most experienced global private equity firms (1) § ~$66bn assets under management (1) § ~470 employees and investment professionals — Healthcare is a core sector for Advent – Advent has a long history of success in the space and has made over 45 investments across 17 counties Case Study: Cotiviti Key Investment Criteria in Healthcare — Initial investment in Connolly in 2012 ê Clear value proposition for payors or providers — Created Cotiviti through merger of Connolly and iHealth in 2014 ê Opportunities to drive operational improvements and / or buy-and-build strategies — IPO’d in May 2016 at $19 per share ê Proven technology or science — Verscend acquired Cotiviti for $44.75 per share (135% above IPO price) in August 2018 ___________________________ 1. As of 9/30/2020. © 2021 ATI Holdings, LLC 31 31CONFIDENTIAL Strong Current Sponsor With a Track Record in Healthcare Selected Healthcare Investments — Advent International is one of the largest and most experienced global private equity firms (1) § ~$66bn assets under management (1) § ~470 employees and investment professionals — Healthcare is a core sector for Advent – Advent has a long history of success in the space and has made over 45 investments across 17 counties Case Study: Cotiviti Key Investment Criteria in Healthcare — Initial investment in Connolly in 2012 ê Clear value proposition for payors or providers — Created Cotiviti through merger of Connolly and iHealth in 2014 ê Opportunities to drive operational improvements and / or buy-and-build strategies — IPO’d in May 2016 at $19 per share ê Proven technology or science — Verscend acquired Cotiviti for $44.75 per share (135% above IPO price) in August 2018 ___________________________ 1. As of 9/30/2020. © 2021 ATI Holdings, LLC 31 31